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                                                 PILGRIM REGIONAL BANKSHARES(SM)
                                                           Third Quarter Report
                                                             September 30, 1995

--------------------------------------------------------------------------------

Dear Shareholder:

The third quarter proved to be a very good quarter for Pilgrim Regional BankShares, (the "Fund"). The Fund's net asset value rose 14.7%*, significantly outperforming the 7.9% gain turned in by the Standard & Poor's 500 Index (the "S&P") and the 5.7% gain recorded by the Dow Jones Industrial Average Index (the "Dow"). We also outpaced the strong 14.0% gain posted by the S&P Major Regional Banks Index**, which we will normally lag in a strong bank stock market. For the nine months ended September 30, 1995 the Fund's net asset value rose 38.6%*, surpassing the 29.8% and 27.3% respective gains turned in by the S&P and the Dow, while trailing the 44.7% gain exhibited by the S&P Major Regional Banks Index.

The bank and thrift stock market has been benefiting from the high level of consolidation taking place in these industries. The market rightly approved the proposed merger between Chase Manhattan Corp. and Chemical Banking Corp., which should benefit shareholders of both banks. The Fund did not participate in this transaction but finally is getting its share of these deals.

During the third quarter the Fund benefited from the proposed acquisition of Integra Financial Corp. by National City Corp., and is benefiting significantly in the fourth quarter from the proposed offers for First Interstate Bancorp by Wells Fargo & Co., and, more recently, by First Bank Systems.

However, the acquisition game can be a double-edged sword and unfortunately not all of the mergers that occurred benefited the Fund. Corestates Financial Corp.'s offer for Meridian Bancorp, was, in our opinion, too generous, and had an adverse impact on the stock of Corestates and a beneficial impact on the shares of Meridian. The Fund owned Corestates at the time of the offer and did not own Meridian. This situation highlights the flip side of the consolidation trend in the bank stock market: the risk in owning shares in banks that make dilutive acquisitions.

The anticipated reduction in FDIC insurance costs that we discussed in our last quarterly letter did indeed occur this quarter and boosted reported earnings for nearly all banks. Quarterly results therefore generally came in at or above expectations. Credit quality, though, appears to have reached a cyclical bottom with a number of banks now starting to show some increases in non-performing assets, although the absolute levels of non-performing assets are still quite low by historical standards.

A primary area for credit quality problems at some banks is in credit card lending and, to a lesser degree, in consumer lending. We have been concerned about the credit card sector for some time and therefore hold only one company in the Fund with national credit card exposure -- Bank of New York Co., Inc. We are watching this company very closely and thus far its credit card delinquencies and loss experience have been better than most of its peers.

In October the stock market awakened to the potential problems in the credit card area and bank stocks across the board corrected, with the hardest hits taken by those companies with significant credit card exposure. The Fund's relative performance during this correction was excellent since it was underweighted in these institutions.

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In the last cycle, credit card losses peaked at about 5.5% of credit card loans. This time around some banks are already experiencing losses of 5% and it is still early in this cycle.

We believe that the loss experience of the last cycle will be exceeded by the losses this time around and that credit cards will be the major credit problem this cycle. The earnings impact, however, will obviously vary from bank to bank depending on each bank's lending policies and exposure to credit card lending. While all institutions initially may be tarnished with the same brush by the market, this could create stock-picking opportunities.

In the third quarter, the Fund added to its positions in Keycorp, Eldorado Bancorp, Roosevelt Financial Group Inc., and Standard Federal Bancorp, as these stocks appeared to offer excellent value at the time. The Fund also initiated a position in Union Planters Corp. The Fund reduced positions in Home Interstate Bancorp and First of America Bank Corp. due to asset quality disappointments in the former and earnings disappointments in the latter. The Fund reduced positions in Mercantile Bancorporation, Mercantile Bankshares Corp., and BSB Bancorp based solely on price.

The Fund liquidated its entire position in Sterling Financial Corp. due to disappointing earnings and the likelihood of this situation worsening. The Fund took profits from shorter term trading positions in HMN Financial, Inc. and NBD Bancorp Inc. We were tempted to hold the NBD Bancorp position but were not comfortable with the mix of business it will be acquiring when the merger with First Chicago Corp. is completed. The Fund also disposed of its position in Marshall & Illsley Corp. based on price appreciation.

Under the Fund's policy of maintaining a 7.0% annual payout, our next distribution is to be declared in December, 1995, payable in January, 1996. If you are currently receiving cash distributions, you may elect instead to have your distributions reinvested in additional shares of the Fund by notifying your broker or contacting the transfer agent, Investors Fiduciary Trust Company, P.O. Box 419338, Kansas City, MO, 64141-6338, (800) 548-4521.

Thank you for giving us the opportunity to help you achieve your investment needs. As always, we welcome your comments and questions.

Sincerely,


/s/ Carl A. Dorf

Carl A. Dorf, C.F.A.
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

*Non-annualized total return calculated at net asset value and assuming the reinvestment of all distributions. Sales charges or commissions are not reflected in these total returns.

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

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** The Standard & Poor's Major Regional Banks Index is a capitalization-weighted index of all stocks designed to measure the performance of the major regional banks sector of the S&P.

   Average annual total return based on NYSE market prices, assuming reinvestment of all distributions and no commissions, were 18.4%, 24.6%, and 10.4% for the one- and five-year periods and for the period January 24th, 1986 (commencement of operations) to September 30, 1995, respectively. With commissions of approximately 1.50% (based on purchases of 1,000 shares), the average annual total returns were 16.7%, 24.3%, and 10.2% for the same periods, respectively.

   Average annual total return on a net asset value basis, assuming reinvestment of all distributions was 26.5%, 27.2%, and 12.4% for the one- and five- year period and for the period January 24, 1986 (commencement of operations) to September 30, 1995, respectively. Sales charges or commissions are not reflected in these total returns.

   PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Pilgrim Regional BankShares is a closed-end management investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of regional banks and the bank holding companies of such banks.



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   3

Portfolio of Investments as of September 30, 1995 (Unaudited)

========================

                                                                                Market
Shares                          COMMON STOCKS:  97.5%                            Value
------                                                                          ------
           Regional Banks*:  70.5%
184,300    BSB Bancorp (NY)............................................  $   5,759,375
 37,500    Bancorp Hawaii, Inc. (HI)...................................      1,265,625
 67,000    Bank of Boston  (MA)........................................      3,190,875
150,000    Bank of New York (NY).......................................      6,975,000
 40,000    Banponce Corp. (PR).........................................      1,555,000
 64,647    CB Bankshares (HI)..........................................      1,939,410
 52,700    CPB, Inc. (HI)..............................................      1,686,400
 99,800    Centura Banks, Inc. (NC)....................................      3,318,350
394,000    Comerica, Inc. (MI).........................................     14,331,750
263,418    Commerce Bancshares, Inc. (MO)..............................     10,405,011
130,000    Compass Bancshares, Inc. (AL)...............................      4,062,500
208,758    Corestates Financial Corp. (PA).............................      7,645,762
    630    Farmers & Merchants Bancorp (CA)............................      1,178,888
 45,000    First American Corp. (TN)...................................      1,940,625
 78,564    First of America Bank Corp. (MI)............................      3,378,252
 70,900    First Interstate Bancorp (CA)...............................      7,143,175
  1,100    First National Bank Anchorage (AK)..........................      1,688,500
163,750    First Security Corp. (UT)...................................      5,137,656
 35,150    First Western Bancorp, Inc. (PA)............................      1,186,313
 88,704    Fleet Financial Group, Inc. (RI)............................      3,348,576
110,000    Hawkeye Bancorp (IA)........................................      2,805,000
 95,600    Integra Financial Corp. (PA)................................      5,556,750
239,400    Keycorp (OH)................................................      8,199,450
 27,760    Mercantile Bancorporation, Inc. (MO)........................      1,242,260
280,000    Mercantile Bankshares Corp. (MD)............................      7,630,000
195,000    National City Corp. (OH)....................................      6,020,625
 84,000    One Valley Bancorp, Inc. (WV)...............................      2,772,000
 55,000    Peoples Heritage Financial Group (ME).......................      1,003,750
 70,000    Provident Bancorp, Inc. (OH)................................      2,905,000
117,700    Regions Financial Corp. (AL)................................      4,781,562
 71,400    Southern National Corp. (NC)................................      1,874,250
 55,000    Southtrust Corp. (AL).......................................      1,381,875
 30,000    Union Planters Corp. (TN)...................................        892,500
 45,500    U.S. Bancorp (OR)...........................................      1,285,375
 76,600    Vallicorp Holdings, Inc. (CA)...............................      1,110,700
 99,000    Zions Bancorp (UT)..........................................      6,063,750
                                                                         -------------
                  Total................................................    142,661,890
                                                                         -------------
           Community Banks:  10.9%
 47,000    Columbia Bancorp (MD).......................................        799,000
 63,000    Community Bank System, Inc. (NY)............................      2,126,250
 13,500    El Capitan National Bancshares, Inc. (CA)...................        398,250
 65,000    Eldorado Bancorp (CA).......................................        975,000

==========
      4

                                                                                                           Market
 Shares                                                                                                     Value
 ------                                                                                                    ------
           Community Banks (continued)
 43,106    First Financial Bankshares (TX)..................................................        $   1,347,062
198,480    Home Interstate Bancorp (CA).....................................................            2,443,884
105,200    Independent Bank Corp. (MI)......................................................            3,077,100
 42,694    North Dallas Bank & Trust (TX)...................................................            1,355,535
170,333    Oriental Bank & Trust (PR).......................................................            3,704,743
290,575    Security Shares, Inc. (TX).......................................................            1,888,737
150,000    Sterling Bancshares, Inc. (TX)...................................................            2,587,500
 61,950    Today's Bancorp, Inc. (IL).......................................................            1,277,719
                                                                                                    -------------
                 Total......................................................................           21,980,780
                                                                                                    -------------
           Thrifts:  16.1%
100,000    American Federal Bank (SC).......................................................            1,525,000
140,000    Cenfed Financial Corp. (CA)......................................................            3,325,000
300,000    Charter One Financial, Inc. (OH).................................................            8,850,000
160,000    Collective Bancorp, Inc. (NJ)....................................................            4,140,000
 99,750    Fidelity Financial Bankshares Corp. (VA).........................................            1,371,563
  9,187    Laurel Capital Group, Inc. (PA)..................................................              148,140
360,000    Roosevelt Financial Group (MO)...................................................            6,390,000
160,000    Security First Corp. (OH)........................................................            2,410,000
113,200    Standard Federal Bank (MI).......................................................            4,414,800
                                                                                                    -------------
                 Total......................................................................           32,574,503
                                                                                                    -------------
                 Total Common Stocks (Cost $116,107,268)....................................          197,217,173
                                                                                                    -------------
 Principal
    Amount                                   COMMERCIAL PAPER:  2.3%                                        Value
    ------                                                                                                  -----
$4,689,000     Cargill, Inc., 6.35%, Due 10/02/95...........................................            4,689,000
                                                                                                    -------------
                    Total Commercial Paper (Cost $4,689,000)................................            4,689,000
                                                                                                    -------------
               Total Investments in Securities (Cost: $120,796,268).................   99.8%          201,906,173
               Cash and Other Assets in Excess of Liabilities - Net.................    0.2%              369,298
                                                                                      ------        -------------
                           Total Net Assets.........................................  100.0%        $ 202,275,471
                                                                                      ======        =============
  Cost for federal income tax purposes is $120,796,268.  Net unrealized appreciation consists of:
                           Gross Unrealized Appreciation ...................................        $  81,226,068
                           Gross Unrealized Depreciation ...................................             (116,163)
                                                                                                    -------------
                                Net Unrealized Appreciation.................................        $  81,109,905
                                                                                                    =============

  *     Banks with total assets of $1 billion or more.

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      5

Pilgrim America
      Funds
================================================

OPEN-END FUNDS
================================================

ELITE SERIES:

PILGRIM AMERICA MAGNACAP FUND

PILGRIM AMERICA HIGH YIELD FUND

PILGRIM GOVERNMENT SECURITIES INCOME FUND


MASTERS SERIES:

PILGRIM AMERICA MASTERS ASIA-PACIFIC EQUITY FUND

PILGRIM AMERICA MASTERS MIDCAP VALUE FUND

PILGRIM AMERICA MASTERS LARGECAP VALUE FUND


CLOSED-END FUNDS
==================================================

PILGRIM REGIONAL BANKSHARES(SM)

PILGRIM PRIME RATE TRUST(TM)


MONEY MARKET FUND
==================================================

PILGRIM AMERICA GENERAL MONEY MARKET SHARES


Pilgrim America General Money Market Shares is a class of the Cortland General Money Market Fund Series of Cortland Trust, Inc.
---------------------
Prospectuses containing more complete information about the money market and open-end funds, including charges and expenses, may be obtained from PILGRIM AMERICA SECURITIES, INC. Please read the prospectuses carefully before you invest or send money.


-----
   6

                 --------------------------------------------
                      Two Renaissance Square
                      40 North Central Avenue
                      Suite 1200
                      Phoenix, Arizona  85004-4424

                 --------------------------------------------

                      INVESTMENT MANAGER
                      Pilgrim America Investments, Inc.
                      Two Renaissance Square
                      40 North Central Avenue
                      Suite 1200
                      Phoenix, Arizona 85004-4424

                      SHAREHOLDER SERVICING AGENT
                      Investors Fiduciary Trust Company
                      P.O. Box 419338
                      Kansas City, Missouri 64141
                      1-800-548-4521

                      TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      P.O. Box 419338
                      Kansas City, Missouri 64141


                                 -------------


                                PILGRIM AMERICA
                                     FUNDS


           This report is submitted for the general information of
                        the shareholders of the fund.

--------------------------------------------------------------------------------

                                PILGRIM AMERICA
                                     FUNDS


                                 ======================

                                    PILGRIM REGIONAL
                                     BANKSHARES(SM)

                                 ======================



                                                            Third Quarter Report
                                                              September 30, 1995

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